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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 3, 2005

                      Integrated Healthcare Holdings, Inc.

                     (Exact Name of Registrant as Specified
                                   in Charter)

             Nevada                        0-23511                87-0412182
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

         695 Town Center Drive, Suite 260, Costa Mesa, California 92626
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 434-9191

             ------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                                EXPLANATORY NOTE

      THE REGISTRANT FILED ON MARCH 14, 2005 A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF FOUR ORANGE COUNTY, CALIFORNIA HOSPITALS AND ASSOCIATED REAL ESTATE FROM SUBSIDIARIES OF TENET HEALTHCARE CORPORATION. THE PURPOSE OF THIS AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      Attached hereto as Exhibit 99.11 are the audited balance sheet as of December 31, 2004 and the audited statement of operations for the years ended December 31, 2004 and December 31, 2003, and accompanying notes.

      (b) Pro Forma Financial Information.

      Attached hereto as Exhibit 99.12 are the unaudited pro forma condensed consolidated balance sheet of Integrated Healthcare Holdings, Inc. (the "Company") as of December 31, 2004 and the unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2004, and accompanying notes.

      (c) Exhibits.

Exhibit                             Description
Number
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99.1        Second Amendment to Asset Sale Agreement, effective as of January 1,
            2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation. *

99.2 Third Amendment to Asset Sale Agreement, effective as of March 8, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation. *

99.3 Guaranty Agreement, dated as of March 3, 2005, by Orange County Physicians Investment Network, LLC in favor of Medical Provider Financial Corporation II. *

99.4 Guaranty Agreement, dated as of March 3, 2005, by Pacific Coast Holdings Investments, LLC in favor of Medical Provider Financial Corporation II. *

99.5 Subordination Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC, and Medical Provider Financial Corporation II. *

99.6 Credit Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC and its members, and Medical Provider Financial Corporation II.
            *

99.7 Form of $50 million acquisition note by the Company and the Subsidiaries. *

99.8 Form of $30 million line of credit note by the Company and the Subsidiaries. *

99.9 Triple Net Hospital and Medical Office Building Lease dated March 3, 2005, as amended by Amendment No. 1 To Triple Net Hospital And Medical Office Building Lease. *

99.10       Press Release issued by the Company on March 8, 2005. *

99.11       Audited financial statements for the acquired assets.

99.12 Unaudited pro forma condensed consolidated financial statements of the Company.

* Previously filed.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Integrated Healthcare Holdings, Inc.


                                By: /s/ Bruce Mogel
                                    --------------------------------------------
                                    Name:  Bruce Mogel
                                    Title: Chief Executive Officer

Date: June 3, 2005

                                INDEX TO EXHIBITS

Exhibit                             Description
Number
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99.1        Second Amendment to Asset Sale Agreement, effective as of January 1,
            2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation. *

99.2 Third Amendment to Asset Sale Agreement, effective as of March 8, 2005, between the Company and certain subsidiaries of Tenet Healthcare Corporation. *

99.3 Guaranty Agreement, dated as of March 3, 2005, by Orange County Physicians Investment Network, LLC in favor of Medical Provider Financial Corporation II. *

99.4 Guaranty Agreement, dated as of March 3, 2005, by Pacific Coast Holdings Investments, LLC in favor of Medical Provider Financial Corporation II. *

99.5 Subordination Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC, and Medical Provider Financial Corporation II. *

99.6 Credit Agreement, dated as of March 3, 2005, by and among the Company and its subsidiaries, Pacific Coast Holdings Investments, LLC and its members, and Medical Provider Financial Corporation II.
            *

99.7 Form of $50 million acquisition note by the Company and the Subsidiaries. *

99.8 Form of $30 million line of credit note by the Company and the Subsidiaries. *

99.9 Triple Net Hospital and Medical Office Building Lease dated March 3, 2005, as amended by Amendment No. 1 To Triple Net Hospital And Medical Office Building Lease. *

99.10       Press Release issued by the Company on March 8, 2005. *

99.11       Audited financial statements for the acquired assets.

99.12 Unaudited pro forma condensed consolidated financial statements of the Company.

* Previously filed.


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